                                                                      EXHIBIT 28



                                                     OMB Approval No. 3245-0063
                                                     Expiration Date

                           ANNUAL FINANCIAL REPORT
                               ON SBA FORM 468
                              (CORPORATE SBICs)

--------------------------------------------------------------------------------

NAME OF LICENSEE: Allied Investment Corporation              03/04-0003

--------------------------------------------------------------------------------

STREET ADDRESS: 1666 K Street, N.W. - 9th Floor

--------------------------------------------------------------------------------

CITY, STATE AND ZIP CODE: Washington DC 20006

--------------------------------------------------------------------------------

COUNTY:

--------------------------------------------------------------------------------

EMPLOYER ID NUMBER: 52-1081051

--------------------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED: 12/31/96

--------------------------------------------------------------------------------

                            SUMMARY INFORMATION:

                               ---------------
                               A      B      C
                               ---------------
                               5      3      1
                               ---------------

A - TOTAL ASSETS AT COST       1 = LESS THAN  $1  MILLION
                               2 = $1 MILLION TO LESS THAN $2 MILLION
                               3 = $2 MILLION TO LESS THAN $5 MILLION
                               4 = $5 MILLION TO LESS THAN $10 MILLION
                               5 = $10 MILLION OR MORE

B - OWNERSHIP                  OWNED BY BANK OR BANK HOLDING COMPANY ("BHC"):
                               1 = AT LEAST 50% OWNED BY BANK OR BHC
                               2 = AT LEAST 10% AND LESS THAN 50% OWNED BY
                                   BANK OR BHC

                               OWNED BY FINANCIAL CORPORATION (OTHER THAN BANK OR BHC):
                               3 = PUBLICLY OWNED
                               4 = PRIVATELY OWNED

                               OWNED BY NON-FINANCIAL CORPORATION:
                               5 = PUBLICLY OWNED
                               6 = PRIVATELY OWNED

                               OWNED BY INDIVIDUALS:
                               7 = PUBLICLY OWNED
                               8 = PRIVATELY OWNED

                               OWNED BY PARTNERSHIP
                               9 = PUBLICLY OWNED
                               10 = PRIVATELY OWNED

C - INDUSTRY CONCENTRATION     1 = DIVERSIFIED
                               2 = NON-DIVERSIFIED (SIC CODE____)

NOTE: Public reporting burden for this collection of information is estimated to average 17 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the form. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: Chief, Administrative Information Branch, U.S. Small Business Administration, Washington, DC 20416, and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 1C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation        License No.  03/04-0003

                                                                                UNREALIZED         UNREALIZED
        ASSETS                                                      COST       DEPRECIATION       APPRECIATION        VALUE(1)
        ------                                                      -----------------------------------------------------------
LOANS AND INVESTMENTS                                              (Col.1)       (Col.2)             (Col.3)           (Col.4)
---------------------
Portfolio Securities:
  1   Loans                                                       9,388,465              1            332,566         9,721,030
                                                               ------------    -----------        -----------      ------------
  2   Debt Securities                                            38,881,037      5,304,050                  1        33,576,988
                                                               ------------    -----------        -----------      ------------
  3   Equity Securities                                           7,727,768      2,646,489          5,874,481        10,955,760
                                                               ------------    -----------        -----------      ------------

  4   TOTAL PORTFOLIO SECURITIES                                 55,997,270      7,950,540          6,207,048        54,253,778
                                                               ------------    -----------        -----------      ------------
  Assets Acquired in Liquidation of Portfolio Securities:
  5   Receivables from Sale of Assets Acquired                            0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  6   Assets Acquired                                               115,454         98,954                  0            16,500
                                                               ------------    -----------        -----------      ------------

  7   TOTAL ASSETS ACQUIRED                                         115,454         98,954                  0            16,500
                                                               ------------    -----------        -----------      ------------
  8   Operating Concerns Acquired                                         0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  9   Notes and Other Securities Received                         1,462,410        376,862            107,369         1,192,917
                                                               ------------    -----------        -----------      ------------

 10  TOTAL LOANS AND INVESTMENTS                                 57,575,134      8,426,356          6,314,417        55,463,195
                                                               ------------    -----------        -----------      ------------
 11  Less Current Maturities                                                                                          4,008,787
                                                                                                                   ------------
 12  Loans and Investments Net of Current Maturities                                                                 51,454,408
                                                                                                                   ------------
 Investment in 301(d) Licensee (2):
 13   Name                                                                                                                    0
           -----------------------------------                                                                     ------------

     License No.
                  ----------------

 CURRENT ASSETS
 --------------
 14  Cash and Cash Equivalents                                                  19,114,819
                                                                               -----------
 15  Invested Idle Funds                                                                 0         19,114,819
                                                                               -----------        -----------
 16  Interest and Dividends Receivable                                             852,432
                                                                               -----------
 17  Notes and Accounts Receivable                                                 363,615
                                                                               -----------
 18  Receivables from Parent or Other Associates                                     6,275
                                                                               -----------
 19  Less: Allowance for Losses (lines 16, 17 & 18)                                 82,554          1,139,768
                                                                               -----------        -----------
 20  Current Maturities of Portfolio Securities                                  4,008,787
                                                                               -----------
 21  Current Maturities of Assets Acquired                                               0
                                                                               -----------
 22  Current Maturities of Operating
       Concerns Acquired                                                                 0
                                                                               -----------
 23  Current Maturities of Other Securities                                              0          4,008,787
                                                                               -----------        -----------
 24  Other (specify)                                                                                        0
                    --------------------------                                                    -----------
 25  Other (specify)                                                                                        0        24,263,374
                     -------------------------                                                    -----------      ------------

 OTHER ASSETS
 ------------
 26  a. Furniture and Equipment                                                          0
                                                                               -----------
     b. Less: Accumulated Depreciation                                                   0                  0
                                                                               ------------       -----------
 27 Other (specify) Loan Fees Unamortized                                                             643,976
                    --------------------------                                                    -----------
 28 Other (specify) Prepaid Expenses & other                                                           13,474           657,450
                    --------------------------                                                    -----------      ------------

 29 TOTAL ASSETS                                                                                                    $76,375,232
                                                                                                                   ------------

(1) Column Headings apply to items 1 through 12 only. (Cost - Unrealized Depreciation + Unrealized Appreciation = Value)
(2) A note to item 13 should include percent owned, cost basis and changes resulting from equity method of accounting.



SBA Form 468.1 (1-95) Previous editions obsolete                         Page 2C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)


Name of Licensee Allied Investment Corporation        License No.   03/04-0003


  LIABILITIES AND CAPITAL
  -----------------------
LONG-TERM DEBT (Net of Current Maturities)
------------------------------------------
30 Notes and Debentures Payable to or
   Guaranteed by SBA                                                                               37,350,000
                                                                                                  -----------
31 Notes and Debentures Payable to Others                                                           3,433,334        40,783,334
                                                                                                  -----------      ------------

CURRENT LIABILITIES
-------------------
32  Accounts Payable and Accrued Expenses                                                              22,373
                                                                                                  -----------
33  Due to Parent or Other Associates                                                                  45,951
                                                                                                  -----------
34  Accrued Interest Payable                                                                          936,054
                                                                                                  -----------
35  Accrued Taxes Payable                                                                                   0
                                                                                                  -----------
36  a. Current Maturities of Line 30                                             5,000,000
                                                                               -----------
    b. Current Maturities of Line 31                                                     0          5,000,000
                                                                               -----------        -----------
37  Distributions Payable                                                                           2,394,096
                                                                                                  -----------
38  Short-term Notes Payable/Lines of Credit                                                                0
                                                                                                  -----------
39  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
40  Other(specify)                                                                                          0         8,398,474
                   -------------------------                                                      -----------      ------------

OTHER LIABILITIES
-----------------
41  Deferred Credits                                                                                  565,970
                                                                                                  -----------
42  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
43  Other(specify)                                                                                          0           565,970
                   -------------------------                                                      -----------      ------------

44 TOTAL LIABILITIES                                                                                                 49,747,778
                                                                                                                   ------------

REDEEMABLE SECURITIES (guaranteed or purchased by SBA)
------------------------------------------------------
45  a. 4% Redeemable Preferred Stock (301(d) Licensees only)                             0
                                                                               -----------
    b. Cumulative Undeclared 4% Dividends                                                0                  0
                                                                               -----------        -----------
46  TOTAL REDEEMABLE SECURITIES                                                                                               0
                                                                                                                   ------------
CAPITAL
-------
47  Capital Stock                                                        61
                                                               ------------
48  Paid-in Surplus                                              15,187,920     15,187,981
                                                               ------------    -----------
49  Restricted Contributed Capital Surplus                                               0
                                                                               -----------
50  Capital Stock and Surplus                                                                      15,187,981
                                                                                                  -----------
51  3% Preferred Stock Purchased by SBA                                                                     0
                                                                                                  -----------
52  Unrealized Gain (Loss) on Securities Held                                                      -2,111,940
                                                                                                  -----------
53  Non-Cash Gains/Income                                                        1,695,375
                                                                               -----------

54  Undistributed Net Realized Earnings:
    a. Restricted (Equal to Cost of Treasury Stock)                       0
                                                               ------------
    b. Unrestricted                                              11,856,038
                                                               ------------
    c. Total (54a plus 54b)                                                     11,856,038
                                                                               -----------
55  Undistributed Realized Earnings (53 plus 54c)                                                  13,551,413
                                                                                                  -----------

56  Total                                                                                                            26,627,454
                                                                                                                   ------------
57  Less: Cost of Treasury Stock                                                                                              0
                                                                                                                   ------------

58  TOTAL CAPITAL                                                                                                    26,627,454
                                                                                                                   ------------

59  TOTAL LIABILITIES, REDEEMABLE SECURITIES
      AND CAPITAL (lines 44 plus 46 plus 58)                                                                        $76,375,232
                                                                                                                   ------------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 3C

                                                    OMB Approval No. 3245-0063
                                                    Expiration Date

                       STATEMENT OF OPERATIONS REALIZED
                         FOR 12 MONTHS ENDED 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation      License No.    03/04-0003

INVESTMENT INCOME
-----------------
 1 Interest Income                                                                    5,901,035
                                                                                     ----------
 2 Dividend Income                                                                       31,331
                                                                                     ----------
 3 Income (Loss) from Investments in Partnerships/Flow-through Entities                       0
                                                                                     ----------
 4 Income (Loss) from Investment in Section 301(d) Licensee                                   0
                                                                                     ----------
 5 Fees for Management Services                                                               0
                                                                                     ----------
 6 Processing and Other Fees                                                             19,592
                                                                                     ----------
 7 Interest on Invested Idle Funds                                                      825,813
                                                                                     ----------
 8 Income from Assets Acquired in Liquidation of
     Loans and Investments (net of        0 Expenses)                                         0
                                   --------                                          ----------
 9 Other Income                                                                           6,665
                                                                                     ----------
10   GROSS INVESTMENT INCOME                                                                                   6,784,436
                                                                                                             -----------

EXPENSES
--------
11 Interest Expense                                                                   3,940,373
                                                                                     ----------
12 Commitment Fees                                                                            0
                                                                                     ----------
13 Other Financial Cost                                                                       0
                                                                                     ----------
14 Officers' Compensation and Benefits                                                        0
                                                                                     ----------
15 Employee Compensation and Benefits                                                         0
                                                                                     ----------
16 Investment Advisory and Management Services                                                0
                                                                                     ----------
17 Directors' and Stockholders' Meetings                                                      0
                                                                                     ----------
18 Advertising and Promotion                                                                  0
                                                                                     ----------
19 Appraisal and Investigation                                                                0
                                                                                     ----------
20 Communication                                                                              0
                                                                                     ----------
21 Travel                                                                                 1,781
                                                                                     ----------
22 Cost of Space Occupied                                                                     0
                                                                                     ----------
23 Depreciation and Amortization                                                              0
                                                                                     ----------
24 Insurance                                                                              5,706
                                                                                     ----------
25 Payroll Taxes                                                                              0
                                                                                     ----------
26 Other Taxes (excluding income taxes)                                                   1,307
                                                                                     ----------
27 Provision for Losses on Receivables (excluding loans receivable)                     343,876
                                                                                     ----------
28 Legal Fees                                                                            98,444
                                                                                     ----------
29 Audit and Examination Fees                                                            16,591
                                                                                     ----------
30 Miscellaneous Expenses (attach schedule)                                               8,041
                                                                                     ----------
31   TOTAL EXPENSES                                                                                            4,416,119
                                                                                                             -----------

32 NET INVESTMENT INCOME (LOSS) BEFORE INCOME TAXES                                                            2,368,317
                                                                                                             -----------

33 NET REALIZED GAIN (LOSS) ON INVESTMENTS BEFORE INCOME TAXES (1)                                               761,856
                                                                                                             -----------

34 NET INCOME (LOSS) BEFORE INCOME TAXES AND NONRECURRING ITEMS                                                3,130,173
                                                                                                             -----------
35 Income Tax Expense (Benefit)                                                                                        0
                                                                                                             -----------
36 NET INCOME (LOSS) BEFORE NONRECURRING ITEMS                                                                $3,130,173
                                                                                                             -----------
37 Extraordinary Item                                                                                                  0
                      --------------------                                                                   -----------
38 Cumulative Effect of Change in Accounting Principle                                                                 0
                                                                                                             -----------
39 NET INCOME (LOSS)                                                                                          $3,130,173
                                                                                                             -----------

(1)Include CHARGE-OFFS (full or partial) of loans and investments which represent realized losses. DO NOT INCLUDE valuation adjustments classified as unrealized appreciation or depreciation. Provide supporting detail for all realized gains and losses on page 14C of this form.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 4C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 1 of 2)

Name of Licensee Allied Investment Corporation        License No.    03/04-0003

(Amounts rounded to nearest dollar)

OPERATING ACTIVITIES:
---------------------
  CASH INFLOWS:

  1 Interest Received from Portfolio Concerns                                         4,473,547
                                                                                     ----------
  2 Dividends Received from Portfolio Concerns                                           23,831
                                                                                     ----------
  3 Other Returns on Capital Received from Portfolio Concerns                                 0
                                                                                     ----------
  4 Management Services and Other Fees Received                                         386,525
                                                                                     ----------
  5 Interest on Invested Idle Funds                                                     827,175
                                                                                     ----------
  6 Cash Received from Assets Acquired in Liquidation                                         0
                                                                                     ----------
  7 Other Operating Cash Receipts                                                       297,432
                                                                                     ----------
  CASH OUTFLOWS:

  8 Interest Paid                                                                     3,788,348
                                                                                     ----------
  9 Commitment Fees and Other Financial Costs                                                 0
                                                                                     ----------
 10 Investment Advisory and Management Fees                                                   0
                                                                                     ----------
 11 Officers, Directors and Employees Compensation and Benefits                               0
                                                                                     ----------
 12 Operating Expenditures (excluding compensation and benefits)                        150,041
                                                                                     ----------
 13 Income Taxes Paid                                                                         0
                                                                                     ----------
 14 Other Operating Cash Disbursements                                                   99,429
                                                                                     ----------
 15 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                               1,970,692
                                                                                                    -----------

INVESTING ACTIVITIES:
---------------------
  Cash Inflows:
 16 Loan Principal Payments Received from Portfolio Concerns                         20,433,368
                                                                                     ----------
 17 Returns of Capital Received from Portfolio Concerns                                 195,684
                                                                                     ----------
 18 Net Proceeds from Disposition of Portfolio Securities                             5,077,541
                                                                                     ----------
 19 Liquidation of Idle Funds Investments                                                     0
                                                                                     ----------
 20 Other (Specify)                                                                           0
                    -------------------------                                        ----------
  Cash Outflows:

 21 Purchase of Portfolio Securities                                                  2,142,559
                                                                                     ----------
 22 Loans to Portfolio Concerns                                                      19,983,547
                                                                                     ----------
 23 Idle Funds Investments                                                                    0
                                                                                     ----------
 24 Other (Specify)                                                                           0
                    --------------------------                                       ----------

 25 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                               3,580,487
                                                                                                    -----------

FINANCING ACTIVITIES:
---------------------
  Cash Inflows:

 26 Proceeds from Issuance of SBA-Guaranteed Debentures                                       0
                                                                                     ----------
 27 Proceeds from Sale of 4% Preferred Stock                                                  0
                                                                                     ----------
 28 Proceeds from Non-SBA Borrowing                                                     600,000
                                                                                     ----------
 29 Proceeds from Sale of Stock                                                       2,100,000
                                                                                     ----------
 30 Other (Specify)                                                                           0
                    --------------------------                                       ----------
  Cash Outflows:

 31 Principal Payments on SBA-Guaranteed Debentures                                           0
                                                                                     ----------
 32 Principal Payments on Non-SBA Borrowing                                                   0
                                                                                     ----------
 33 Redemption of 4% Preferred Stock                                                          0
                                                                                     ----------
 34 Redemption of 3% Preferred Stock                                                          0
                                                                                     ----------
 35 Redemption of Stock (excluding 3% and 4% Preferred)                                       0
                                                                                     ----------
 36 Dividends Paid                                                                    1,833,519
                                                                                     ----------
 37 Other (Specify)                                                                           0
                    --------------------------                                       ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 5C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 2 of 2)

Name of Licensee Allied Investment Corporation        License No.    03/04-0003

(Amounts rounded to nearest dollar)

 38 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                 866,482
                                                                                                    -----------

 39 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  6,417,661
                                                                                                    -----------
 40 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                 12,697,158
                                                                                                    -----------
 41 CASH AND CASH EQUIVALENTS AT END OF PERIOD (line 14, page 2C)                                   $19,114,819
                                                                                                    -----------

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
--------------------------------------------------------
BY (USED IN) OPERATING ACTIVITIES:
----------------------------------

 42 Net Income (Loss) (page 4C, line 39)                                              3,130,173
                                                                                     ----------
   Adjustments to Reconcile Net Income (Loss) to Net
    Cash Provided by (Used in) Operating Activities:

 43 Depreciation and Amortization                                                             0
                                                                                     ----------
 44 Provision for Losses on Accounts Receivable                                         343,876
                                                                                     ----------
 45 Provision for Deferred Income Taxes                                                       0
                                                                                     ----------
 46 (Income) Loss from Investments in Partnerships/Flow-through
    Entities (excluding income received in cash)                                              0
                                                                                     ----------
 47 Realized (Gains) Losses on Investments                                             -761,856
                                                                                     ----------
 48 Other (Specify) OID                                                                -301,672
                    -------------------------                                        ----------

  Changes in Operating Assets and Liabilities
   Net of Noncash Items:

 49 (Increase) Decrease in Interest and Dividends Receivable                           -836,516
                                                                                     ----------
 50 (Increase) Decrease in Other Current Assets                                         401,420
                                                                                     ----------
 51 Increase (Decrease) in Accounts Payable                                             -18,170
                                                                                     ----------
 52 Increase (Decrease) in Accrued Interest Payable                                      49,136
                                                                                     ----------
 53 Increase (Decrease) in Accrued Taxes Payable                                              0
                                                                                     ----------
 54 Increase (Decrease) in Dividends Payable                                                  0
                                                                                     ----------
 55 Increase (Decrease) in Other Current Liabilities                                   -115,445
                                                                                     ----------
 56 Other (Specify) Deferred Credits                                                     79,746
                    ------------------------                                         ----------
 57 Other (Specify)                                                                           0
                    ------------------------                                         ----------

 58 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                              $1,970,692
                                                                                     ----------





Supplemental disclosure of non-cash financing and investing activities is required. See FASB Statement No. 95, paragraph 32.




SBA Form 468.1 (1-95) Previous editions obsolete                         Page 6C

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Allied Investment Corporation (the Company), a wholly owned subsidiary of Allied Capital Corporation (Parent), is a closed-end management investment company under the Investment Company Act of 1940. The Company is licensed under the Small Business Investment Act of 1958 as a Small Business
Investment Company (SBIC).   The Company seeks to achieve a high level of
current income by providing debt, mezzanine and equity financing for small privately owned growth companies, and through long-term growth on the value of its net assets.

Valuation of Investments. Investments are carried at value, as determined by the board of directors. Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments. In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which may equal or exceed cost.

Equity securities which are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities.

Cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When collection of interest is in doubt, interest is not accrued or a reserve is established. Loan fees and original issue discount are amortized into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date.

Realized Gains or Losses and Unrealized Appreciation or Depreciation on Investments. Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments written off during the year, net of recoveries. Unrealized appreciation or depreciation reflects the change in the valuation of the portfolio.

Distributions to the Parent. Distributions to the Parent are recorded on the ex-dividend date.

Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to the Parent; therefore, a federal income tax provision is not required.

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


In addition, no provision for deferred income taxes has been made for the unrealized appreciation on investments since the Company intends to continue to annually distribute all of its taxable income.

Dividends declared by the Company in December, but paid during January of the following year, are treated as if the dividends were received by the Parent on December 31 of the year declared.

Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date.

NOTE 2.  INVESTMENTS

Loans and debt securities have stated interest rates ranging generally from 8 percent to 16 percent, and are generally payable in installments with final maturities from 5 years to 10 years from date of issue.

There were no accrued interest reserves at December 31, 1996. The following loans and debt securities were not accruing interest at December 31, 1996:

                                                                                               AGGREGATE AMOUNT
                                                                                                OF INTEREST NOT
                                                 DATE INTEREST                                    ACCRUED AT
                                                   ACCRUAL                   NET                  DECEMBER 31,
        PORTFOLIO SECURITY                       DISCONTINUED               COST                     1996
        ------------------                       ------------               ----                     ----
INTEREST NOT ACCRUED:

Enviroplan                                           7/1/96          $    1,936,801          $       358,613

Enviroplan                                           7/1/96                 529,966                  112,997

Medifit                                             11/1/94                 123,109                  223,389

Old Mill                                            9/22/95                 542,577                   95,087

Old Mill                                            9/22/95                 114,952                   19,352

SunStates Refrigerated Services                    12/21/94                  15,315                    3,783

Total Foam                                           7/1/93                 240,292                  107,288

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


                                                                                               AGGREGATE AMOUNT
                                                                                                OF INTEREST NOT
                                                 DATE INTEREST                                    ACCRUED AT
                                                   ACCRUAL                NET                     DECEMBER 31,
        PORTFOLIO SECURITY                       DISCONTINUED            COST                        1996
        ------------------                       ------------            ----                        ----
Total Foam                                           7/1/93                 241,899                  106,250

Total Foam                                           7/1/93                  36,000                   15,300

Total Foam                                           7/1/93                  45,504                   87,240

Total Foam                                           7/1/93                 239,216                  106,250

Total Foam                                           7/1/93                 250,000                  107,404

Total Foam                                           7/1/93                 250,000                  106,250

Total Foam                                           7/1/93                 119,764                   50,899

Total Foam                                           7/1/93                 193,118                   85,000
                                                                     --------------          ---------------
     Total                                                           $    4,878,513          $     1,585,102
                                                                     ==============          ===============

NOTE 3.  INVESTMENT ADVISORY SERVICES

The Company's investments are managed by Allied Capital Advisers, Inc. ("Advisers"), an independent publicly traded registered investment adviser. Certain officers of the Company are also officers in Advisers. Pursuant to an advisory agreement with the Parent, Advisers manages the day-to-day activities of the Parent and its wholly owned subsidiaries. The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. In exchange, Advisers is reimbursed for its costs incurred in connection with the above through an investment advisory fee paid by the Parent. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments and legal and accounting fees. The Company is required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


which the Company participates are treated as commitment fees or management fees and are received by the Company, pro rata to its participation in such transaction, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.

NOTE 4.  DIVIDENDS

The Company's board of directors declared a dividend of $2,394,096 for the year ended December 31, 1996, which was paid January 30, 1997. This represented all of the Company's taxable income. Pursuant to SBA regulations, retained earnings available for distribution at December 31, 1996 were sufficient to pay this dividend.

NOTE 5.  DEBT

Line of Credit. The Parent, the Company and Allied Capital Financial Corporation have a joint revolving line of credit agreement with a bank under which they may borrow up to a total of $10,000,000, which bears interest at a rate of one-month LIBOR plus 2.5 percent per annum, payable monthly, and expires on September 30, 1998. As of December 31, 1996 the interest on the line of credit was 8.0 percent per annum. As of December 31, 1996, $10,000,000 was available under the revolving line of credit agreement.

Notes. The Company has $2,833,333 of notes outstanding to an insurance company. These notes bear interest at a rate of 9.15 percent per annum, payable semi-annually. The notes are scheduled to mature over a five-year period commencing in 1998, with annual principal payments of $566,667.

Small Business Administration (SBA) Debentures. Debentures are payable to the SBA and represent amounts borrowed pursuant to the Small Business Investment Act of 1958. The debentures require semi-annual interest payments at various interest rates with the entire principal balance due at maturity. Principal payments required on these debentures at December 31, 1996 were as follows:

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


            Year                     Amounts             Interest Rates
            ----                     -------             --------------

            1997                 $ 5,000,000             7.950% - 10.350%
            1998                   4,650,000             9.625% -  9.800%
            1999                       ---               ---
            2000                   7,700,000             8.700% -  9.600%
            2001                   6,000,000             9.080%
         thereafter               19,000,000             6.875% -  8.200%
                                 -----------
                                 $42,350,000
                                 ===========


Proceeds from the SBA debentures may only be used to finance investments in qualifying small businesses.

Unsecured Notes. The Company is offering up to $50,000,000 in unsecured notes to banks ("Lender") which qualify as either a "community development loan" or a "qualified investment" under Community Reinvestment Act (CRA) regulations. The notes are being offered in multiples of $100,000 and the offering terminates December 25, 1997. These unsecured notes expire five years from the date of issuance and pay interest, quarterly in arrears, at the ninety day treasury rate, adjusted monthly, from the date of issuance until the loan proceeds are invested in a small business located in the Lender's CRA assessment area. Once invested, the notes bear a fixed rate of interest equal to the five year Treasury rate. In addition, the Lender is entitled to receive additional interest equal to ten percent of the net realized profits generated by the investment(s) made with the loan from that Lender. The additional interest is calculated and paid annually. If the Company has not invested the note proceeds in the Lender's CRA assessment area within two years of the note date, the Lender's note will be repaid at par plus accrued and unpaid interest. At December 31, 1996, the Company had outstanding borrowings of $600,000 which were paying interest at 5.15 percent and will expire December 30, 2001.

NOTE 6.  COMMITMENTS AND CONTINGENCIES

The Company had commitments outstanding to various prospective and existing portfolio companies totaling $2,386,055 at December 31, 1996.

At December 31, 1996, the Company had standby letters of credit and third party guarantees outstanding totaling $432,595. The conditional commitments under the letters of credit have been issued by a financial institution on behalf of the Company to guarantee performance of certain portfolio companies to third parties. The Company's revolving line of credit has been used as collateral for one of the letters of credit totaling $168,000.

The Company is party to certain lawsuits in connection with investments it has made to small businesses. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the financial position of the Company.

NOTE 7.  CONCENTRATIONS OF CREDIT RISK

The Company places its cash in financial institutions and, at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/31/96
                                 (page 1 of 2)


Name of Licensee Allied Investment Corporation           License No. 03/04-0003

(Amounts rounded to nearest dollar)

     Part I.  CAPITAL STOCK AND PAID-IN SURPLUS                            CAPITAL              PAID-IN
              ---------------------------------                             STOCK               SURPLUS            TOTAL
               (excluding capital contributed by SBA)                       -----               -------            -----
                                                                      (pg 3C, line 47)     (pg 3c, line 48)
1  BALANCE AT BEGINNING OF PERIOD                                                 56          16,198,920          16,198,976
                                                                        ------------         -----------         -----------
2  ADDITIONS:

   a. Capital stock issued for cash                                                5           2,099,995           2,100,000
                                                                        ------------         -----------         -----------
   b. Capital stock issued for services rendered                                   0                   0                   0
                                                                        ------------         -----------         -----------
   c. Capital stock Issued for contributed non-cash assets                         0                   0                   0
                                                                        ------------         -----------         -----------
   d. Capitalization of Retained Earnings Available for Distribution               0                   0                   0
                                                                        ------------         -----------         -----------
   e. Gain on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------         -----------         -----------
   f. Other credits (specify)                                                      0                   0                   0
                             ----------------                           ------------         -----------         -----------
3  Total additions (sum of 2a through 2f)                                          5           2,099,995           2,100,000
                                                                        ------------         -----------         -----------
4  Subtotal (line 1 plus line 3)                                                  61          18,298,915          18,298,976
                                                                        ------------         -----------         -----------

5  DEDUCTIONS:

   a. Retirement of capital stock                                                  0                   0                   0
                                                                        ------------         -----------         -----------
   b. Distributions in partial liquidation                                         0                   0                   0
                                                                        ------------         -----------         -----------
   c. Loss on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------         -----------         -----------
   d. Other debits (specify) Excess distributions                                  0           3,110,995           3,110,995
                             --------------------                       ------------         -----------         -----------
6  Total Deductions (sum of 5a through 5d)                                         0           3,110,995           3,110,995
                                                                        ------------         -----------         -----------
7  BALANCE AT END OF PERIOD (line 4 minus line 6)--

    totals must agree with lines 47 and 48, page 3C                              $61         $15,187,920         $15,187,981
                                                                        ------------         -----------         -----------
-----------------------------------------------------------------------------------------------------------------------------------
     Part II.  UNDISTRIBUTED REALIZED EARNINGS                            NON-CASH          UNDISTRIBUTED        UNDISTRIBUTED
               -------------------------------                             GAINS/           NET REALIZED            REALIZED
                                                                           INCOME             EARNINGS              EARNINGS
                                                                           ------             --------              --------
                                                                            (1)                  (2)                (1) + (2)
1  BALANCE AT BEGINNING OF PERIOD                                          1,580,357           8,123,984           9,704,341
                                                                        ------------         -----------         -----------
2  ADDITIONS:

   a. Net investment income                                                  122,001           2,246,316           2,368,317
                                                                        ------------         -----------         -----------
   b. Realized gain (loss) on investments                                    611,433             150,423             761,856
                                                                        ------------         -----------         -----------
   c. Gain on appreciation of securities distributed in kind                       0         ///////////                   0
                                                                        ------------         -----------         -----------
   d. Other (specify) Excess distributions                                         0           3,110,995           3,110,995
                      --------------------                              ------------         -----------         -----------
3  Total additions (sum of 2a through 2d)                                    733,434           5,507,734           6,241,168
                                                                        ------------         -----------         -----------
4  Subtotal (line 1 plus line 3)                                           2,313,791          13,631,718          15,945,509
                                                                        ------------         -----------         -----------

5  DEDUCTIONS:

   a. Dividends--Cash                                                   ////////////           2,394,096           2,394,096
                                                                        ------------         -----------         -----------
   b. Dividends--Stock                                                  ////////////                   0                   0
                                                                        ------------         -----------         -----------
   c. Dividends--In-kind (at fair value)                                           0                   0                   0
                                                                        ------------         -----------         -----------
   d. Capitalization of Retained Earnings Available for Distribution    ////////////                   0                   0
                                                                        ------------         -----------         -----------
   e. Other (specify)                                                              0                   0                   0
                     --------------------                               ------------         -----------         -----------
6  Total deductions (sum of 5a through 5e)                                         0           2,394,096           2,394,096
                                                                        ------------         -----------         -----------
7  Total before collection of non-cash gains/income (line 4 minus
    line 6)                                                                2,313,791          11,237,622          13,551,413
                                                                        ------------         -----------         -----------
8  ADJUSTMENT: Collection of non-cash gains/income                          -618,416             618,416         ///////////
                                                                        ------------         -----------         -----------
9  BALANCE AT END OF PERIOD (line 7 plus line 8)--
     total must agree with lines 53, 54c, and 55, page 3C                 $1,695,375         $11,856,038         $13,551,413
                                                                        ------------         -----------         -----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 7C

                                                     OMB Approval  No. 3245-0063
                                                     Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/31/96
                                 (page 2 of 2)



Name of Licensee Allied Investment Corporation          License No.   03/04-0003


(Amounts rounded to nearest dollar)


        PART III.  UNREALIZED GAIN (LOSS) ON SECURITIES HELD
                   -----------------------------------------

1  NET UNREALIZED APPRECIATION (DEPRECIATION)
     AT BEGINNING OF PERIOD                                                                                    -4,069,306
                                                                                                              -----------

2  INCREASE (DECREASE) IN UNREALIZED APPRECIATION

   a. Portfolio securities:

      (i)    Increases                                                         2,858,517
                                                                             -----------
      (ii)   Decreases due to revaluation of securities                       -3,084,258
                                                                             -----------
      (iii)  Decreases due to sale of securities                                -732,885
                                                                             -----------
      (iv)   Decreases due to write-off of securities                                  0        -958,626
                                                                             -----------     -----------
   b. Assets acquired in liquidation of portfolio securities                                           0
                                                                                             -----------
   c. Operating concerns acquired                                                                      0
                                                                                             -----------
   d. Notes and other securities received                                                        107,369
                                                                                             -----------
3  TOTAL (sum of 2a through 2d)                                                                                  -851,257
                                                                                                              -----------
4  Subtotal (line 1 plus line 3)                                                                               -4,920,563
                                                                                                              -----------

5  (INCREASE) DECREASE IN UNREALIZED DEPRECIATION

   a. Portfolio securities

      (i)   Increases                                                         -2,261,707
                                                                             -----------
      (ii)  Decreases due to revaluation of securities                           375,296
                                                                             -----------
      (iii) Decreases due to sale of securities/repayment of principal         4,855,180
                                                                             -----------
      (iv)  Decreases due to write-off of securities                              83,751       3,052,520
                                                                             -----------     -----------
   b. Assets Acquired in liquidation of portfolio securities                                      46,527
                                                                                             -----------
   c. Operating concerns acquired                                                                      0
                                                                                             -----------
   d. Notes and other securities received                                                       -290,424
                                                                                             -----------
6  TOTAL (sum of 5a through 5d)                                                                                 2,808,623
                                                                                                              -----------
7  NET UNREALIZED APPRECIATION (DEPRECIATION) AT
     END OF PERIOD  (line 4 plus line 6)                                                                       -2,111,940
                                                                                                              -----------

8  LESS: Estimated future tax expense  (benefit)
    on net unrealized appreciation (depreciation)                                                                       0
                                                                                                              -----------
9  UNREALIZED GAIN (LOSS) ON SECURITIES HELD--
     total must agree with line 52, page 3C                                                                   $-2,111,940
                                                                                                              -----------


SBA Form 468.1  (1-95)  Previous editions obsolete
                                                                         Page 8C

                                                    OMB Approval No.  3245-0063
                                                    Expiration Date

               I. RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION
                    II. REGULATORY AND LEVERAGEABLE CAPITAL
                                 AS OF 12/31/96
                       {Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation        License No.   03/04-0003

     PART I.   RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION
               --------------------------------------------------------------
1 Undistributed Net Realized Earnings--Unrestricted  (line 54b, page 3C)                                    11,856,038
                                                                                                         -------------
2 LESS: Unrealized Depreciation  (line 10, column 2, page 2C)                                                8,426,356
                                                                                                         -------------
3  ADD: Cumulative Undeclared Dividends on 4% Redeemable
     Preferred Stock--Section 301(d)  Licensees only {line 45b, page 3C)                                             0
                                                                                                         -------------
4 RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION                                             3,429,682
                                                                                                         -------------
---------------------------------------------------------------------------------------------------------------------------
     PART II.   SCHEDULE OF REGULATORY AND LEVERAGEABLE CAPITAL
                -----------------------------------------------

1 Capital Stock and Paid-in Surplus  (sum of lines 47 and 48, page 3C)                                      15,187,981
                                                                                                         -------------
2    ADD: Unfunded binding commitments from Institutional Investors                                                  0
                                                                                                         -------------

3 LESS:  Regulatory Deductions:
   a. Organizational Expenses Not Approved by SBA  (1)                              (           0)
                                                                                    --------------
   b. Capital Stock Issued for Services                                             (           0)
                                                                                    --------------
   c. Capital Stock Issued for Non-cash Assests (unless approved by SBA
         for inclusion in Regulatory Capital or converted to cash)                  (           0)
                                                                                    --------------
   d. Investment in 301(d)  Licensee                                                (           0)
                                                                                    --------------
   e. Treasury Stock at cost                                                        (           0)
                                                                                    --------------
   f. Other  (specify)                                                              (           0)
                        --------------------                                        --------------

4 Total Regulatory Deductions  (Sum of 3a through 3f)                                                    (           0)
                                                                                                         --------------

5 REGULATORY CAPITAL  (sum of lines 1, 2, and 4)                                                            15,187,981
                                                                                                         -------------
6 LESS: Unfunded binding commitments from Institutional Investors                                        (           0)
                                                                                                         --------------
7 LESS:  "Qualified non-private funds" invested by Federal agencies                                      (           0)
                                                                                                         --------------
8 LESS: Non-cash assests included in Regulatory Capital, other than                                      (           0)
    eligible investments in Small Concerns                                                               --------------

9 LESS: Other deductions (specify)                                                                                   0
                                   -------------------                                                   --------------

10 LEVERAGEABLE CAPITAL (sum of lines 5 through 8)                                                          15,187,981
                                                                                                         --------------
     PART IIa. ADJUSTMENTS TO REGULATORY CAPITAL FOR CAPITAL
                 IMPAIRMENT AND OVERLINE PURPOSES
               ---------------------------------------------

COMPLETE THIS PART IIa ONLY IF (1) LICENSEE HAS COMPLETED THE REPURCHASE OF ITS 3% PREFERRED STOCK FROM SBA, AND/OR (2) PURSUANT TO 13 CFR 107.303(c), LICENSEE WISHES TO INCREASE ITS OVERLINE LIMITATION BY THE AMOUNT OF ITS NET UNREALIZED GAINS ON MARKETABLE SECURITIES (see note (2) below).

11   REGULATORY CAPITAL  (Part II,  line 5)                                                                 15,187,981
                                                                                                         -------------
12   ADD: Restricted Contributed Capital Surplus  {line 49, page 3C)                                                 0
                                                                                                         -------------
13   ADJUSTED REGULATORY CAPITAL FOR IMPAIRMENT PURPOSES  (line 11 plus                                              0
     line 12 if line 12 greater than O)                                                                  -------------
14   ADD: Net Unrealized Gains on Marketable Securities  (3)                                                         0
                                                                                                         -------------
15   ADJUSTED REGULATORY CAPITAL FOR OVERLINE PURPOSES  (line 13 plus line 14                                       $0
     if line 12 or line 14 greater than O)                                                               -------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Deduct only those organizational expenses which were not accepted as reasonable by SBA and which have not been amortized. See example in "Instructions for Preparation of SBA Form 468."

(2) Licensee must have positive Retained Earnings Available for Distribution in order to establish an increased overline limit pursuant to 13 CFR 107.303(c).

(3) As defined in 13 CFR 107,303(c). Attach a schedule showing the following for each marketable security: name of Small Business Concern, market in which traded, names of market makers for companies not listed on a stock exchange or NASDAQ, class of security, cost, valuation, and unrealized gain or loss in accordance with the requirements of Section 107.303(c).



SBA Form 468.1 (1-95) Previous editions obsolete                       Page 9C

                                                     OMB Approval No. 3245-0063
                                                     Expiration Date

                           ANNUAL FINANCIAL REPORT
                               ON SBA FORM 468
                              (CORPORATE SBICs)

--------------------------------------------------------------------------------

NAME OF LICENSEE: Allied Capital Financial Corporation            03/03-5163

--------------------------------------------------------------------------------

STREET ADDRESS: 1666 K Street, NW 9th Floor

--------------------------------------------------------------------------------

CITY, STATE AND ZIP CODE: Washington DC 20006

--------------------------------------------------------------------------------

COUNTY:

--------------------------------------------------------------------------------

EMPLOYER ID NUMBER: 52-1278855

--------------------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED: 12/31/96

--------------------------------------------------------------------------------

                            SUMMARY INFORMATION:

                               ---------------
                               A      B      C
                               ---------------
                               5      3      1
                               ---------------

A - TOTAL ASSETS AT COST       1 = LESS THAN  $1  MILLION
                               2 = $1 MILLION TO LESS THAN $2 MILLION
                               3 = $2 MILLION TO LESS THAN $5 MILLION
                               4 = $5 MILLION TO LESS THAN $10 MILLION
                               5 = $10 MILLION OR MORE

B - OWNERSHIP                  OWNED BY BANK OR BANK HOLDING COMPANY ("BHC"):
                               1 = AT LEAST 50% OWNED BY BANK OR BHC
                               2 = AT LEAST 10% AND LESS THAN 50% OWNED BY
                                   BANK OR BHC

                               OWNED BY FINANCIAL CORPORATION (OTHER THAN BANK OR BHC):
                               3 = PUBLICLY OWNED
                               4 = PRIVATELY OWNED

                               OWNED BY NON-FINANCIAL CORPORATION:
                               5 = PUBLICLY OWNED
                               6 = PRIVATELY OWNED

                               OWNED BY INDIVIDUALS:
                               7 = PUBLICLY OWNED
                               8 = PRIVATELY OWNED

                               OWNED BY PARTNERSHIP
                               9 = PUBLICLY OWNED
                               10 = PRIVATELY OWNED

C - INDUSTRY CONCENTRATION     1 = DIVERSIFIED
                               2 = NON-DIVERSIFIED (SIC CODE____)

NOTE: Public reporting burden for this collection of information is estimated to average 17 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the form. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: Chief, Administrative Information Branch, U.S. Small Business Administration, Washington, DC 20416, and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 1C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Captial Financial Corporation    License No.  03/03-5163

                                                                                UNREALIZED         UNREALIZED
        ASSETS                                                      COST       DEPRECIATION       APPRECIATION        VALUE(1)
        ------                                                      -----------------------------------------------------------
LOANS AND INVESTMENTS                                              (Col.1)       (Col.2)             (Col.3)           (Col.4)
---------------------
Portfolio Securities:

  1   Loans                                                      17,394,318        352,857                  3        17,041,464
                                                               ------------    -----------        -----------      ------------
  2   Debt Securities                                             7,926,705              0                  0         7,926,705
                                                               ------------    -----------        -----------      ------------
  3   Equity Securities                                             410,370        281,727                  0           128,643
                                                               ------------    -----------        -----------      ------------

  4   TOTAL PORTFOLIO SECURITIES                                 25,731,393        634,584                  3        25,096,812
                                                               ------------    -----------        -----------      ------------
  Assets Acquired in Liquidation of Portfolio Securities:

  5   Receivables from Sale of Assets Acquired                      235,000              0                  0           235,000
                                                               ------------    -----------        -----------      ------------
  6   Assets Acquired                                                     0              0                  0                 0
                                                               ------------    -----------        -----------      ------------

  7   TOTAL ASSETS ACQUIRED                                         235,000              0                  0           235,000
                                                               ------------    -----------        -----------      ------------
  8   Operating Concerns Acquired                                         0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  9   Notes and Other Securities Received                                 0              0                  0                 0
                                                               ------------    -----------        -----------      ------------

 10  TOTAL LOANS AND INVESTMENTS                                 25,966,393        634,584                  3        25,331,812
                                                               ------------    -----------        -----------      ------------
 11  Less Current Maturities                                                                                          4,092,137
                                                                                                                   ------------
 12  Loans and Investments Net of Current Maturities                                                                 21,239,675
                                                                                                                   ------------
 Investment in 301(d) Licensee (2):

 13   Name                                                                                                                    0
           -----------------------------------                                                                     ------------
     License No.
                  ----------------
 CURRENT ASSETS
 --------------
 14  Cash and Cash Equivalents                                                  17,585,081
                                                                               -----------
 15  Invested Idle Funds                                                                 0         17,585,081
                                                                               -----------        -----------
 16  Interest and Dividends Receivable                                             704,105
                                                                               -----------
 17  Notes and Accounts Receivable                                                 829,063
                                                                               -----------
 18  Receivables from Parent or Other Associates                                     2,791
                                                                               -----------
 19  Less: Allowance for Losses (lines 16, 17 & 18)                                139,294          1,396,665
                                                                               -----------        -----------
 20  Current Maturities of Portfolio Securities                                  4,092,137
                                                                               -----------
 21  Current Maturities of Assets Acquired                                               0
                                                                               -----------
 22  Current Maturities of Operating
       Concerns Acquired                                                                 0
                                                                               -----------
 23  Current Maturities of Other Securities                                              0          4,092,137
                                                                               -----------        -----------
 24  Other (specify)                                                                                        0
                    --------------------------                                                    -----------
 25  Other (specify)                                                                                        0        23,073,883
                     -------------------------                                                    -----------      ------------

 OTHER ASSETS
 ------------
 26  a. Furniture and Equipment                                                          0
                                                                               -----------
     b. Less: Accumulated Depreciation                                                   0                  0
                                                                               -----------        -----------
 27 Other (specify) Loan Fees Unamortized                                                             133,451
                    --------------------------                                                    -----------
 28 Other (specify) Prepaid Expenses & Other                                                            2,297           135,748
                    --------------------------                                                    -----------      ------------

 29 TOTAL ASSETS                                                                                                    $44,449,306
                                                                                                                   ------------

(1) Column Headings apply to items 1 through 12 only. (Cost - Unrealized Depreciation + Unrealized Appreciation = Value)
(2) A note to item 13 should include percent owned, cost basis and changes resulting from equity method of accounting.



SBA Form 468.1 (1-95) Previous editions obsolete                         Page 2C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)


Name of Licensee Allied Capital Financial Corporation  License No.   03/03-5163


  LIABILITIES AND CAPITAL
  -----------------------
LONG-TERM DEBT (Net of Current Maturities)
------------------------------------------
30 Notes and Debentures Payable to or
   Guaranteed by SBA                                                                               16,950,000
                                                                                                  -----------
31 Notes and Debentures Payable to Others                                                           2,166,667        19,116,667
                                                                                                  -----------      ------------

CURRENT LIABILITIES
-------------------
32  Accounts Payable and Accrued Expenses                                                              17,457
                                                                                                  -----------
33  Due to Parent or Other Associates                                                                 102,750
                                                                                                  -----------
34  Accrued Interest Payable                                                                          310,065
                                                                                                  -----------
35  Accrued Taxes Payable                                                                                   0
                                                                                                  -----------
36  a. Current Maturities of Line 30                                             2,000,000
                                                                               -----------
    b. Current Maturities of Line 31                                                     0          2,000,000
                                                                               -----------        -----------
37  Distributions Payable                                                                           4,339,930
                                                                                                  -----------
38  Short-term Notes Payable/Lines of Credit                                                                0
                                                                                                  -----------
39  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
40  Other(specify)                                                                                          0         6,770,202
                   -------------------------                                                      -----------      ------------

OTHER LIABILITIES
-----------------
41  Deferred Credits                                                                                  158,268
                                                                                                  -----------
42  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
43  Other(specify)                                                                                          0           158,268
                   -------------------------                                                      -----------      ------------

44 TOTAL LIABILITIES                                                                                                 26,045,137
                                                                                                                   ------------

REDEEMABLE SECURITIES (guaranteed or purchased by SBA)
------------------------------------------------------
45  a. 4% Redeemable Preferred Stock (301(d) Licensees only)                     1,000,000
                                                                               -----------
    b. Cumulative Undeclared 4% Dividends                                                0          1,000,000
                                                                               -----------        -----------
46  TOTAL REDEEMABLE SECURITIES                                                                                       1,000,000
                                                                                                                   ------------
CAPITAL
-------
47  Capital Stock                                                         0
                                                               ------------
48  Paid-in Surplus                                               9,350,000      9,350,000
                                                               ------------    -----------
49  Restricted Contributed Capital Surplus                                         273,681
                                                                               -----------
50  Capital Stock and Surplus                                                                       9,623,681
                                                                                                  -----------
51  3% Preferred Stock Purchased by SBA                                                             6,000,000
                                                                                                  -----------
52  Unrealized Gain (Loss) on Securities Held                                                        -634,584
                                                                                                  -----------
53  Non-Cash Gains/Income                                                          446,543
                                                                               -----------

54  Undistributed Net Realized Earnings:
    a. Restricted (Equal to Cost of Treasury Stock)                       0
                                                               ------------
    b. Unrestricted                                               1,968,529
                                                               ------------
    c. Total (54a plus 54b)                                                      1,968,529
                                                                               -----------
55  Undistributed Realized Earnings (53 plus 54c)                                                   2,415,072
                                                                                                  -----------

56  Total                                                                                                            17,404,169
                                                                                                                   ------------
57  Less: Cost of Treasury Stock                                                                                              0
                                                                                                                   ------------

58  TOTAL CAPITAL                                                                                                    17,404,169
                                                                                                                   ------------

59  TOTAL LIABILITIES, REDEEMABLE SECURITIES
      AND CAPITAL (lines 44 plus 46 plus 58)                                                                        $44,449,306
                                                                                                                   ------------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 3C

                                                    OMB Approval No. 3245-0063
                                                    Expiration Date

                       STATEMENT OF OPERATIONS REALIZED
                         FOR 12 MONTHS ENDED 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Capital Financial Corporation   License No.  03/03-5163

INVESTMENT INCOME
-----------------
 1 Interest Income                                                                    3,957,097
                                                                                     ----------
 2 Dividend Income                                                                            0
                                                                                     ----------
 3 Income (Loss) from Investments in Partnerships/Flow-through Entities                       0
                                                                                     ----------
 4 Income (Loss) from Investment in Section 301(d) Licensee                                   0
                                                                                     ----------
 5 Fees for Management Services                                                               0
                                                                                     ----------
 6 Processing and Other Fees                                                             18,360
                                                                                     ----------
 7 Interest on Invested Idle Funds                                                      588,154
                                                                                     ----------
 8 Income from Assets Acquired in Liquidation of
     Loans and Investments (net of        0 Expenses)                                         0
                                   --------                                          ----------
 9 Other Income                                                                          57,360
                                                                                     ----------
10   GROSS INVESTMENT INCOME                                                                                   4,620,971
                                                                                                             -----------

EXPENSES
--------
11 Interest Expense                                                                   1,858,935
                                                                                     ----------
12 Commitment Fees                                                                            0
                                                                                     ----------
13 Other Financial Cost                                                                       0
                                                                                     ----------
14 Officers' Compensation and Benefits                                                        0
                                                                                     ----------
15 Employee Compensation and Benefits                                                         0
                                                                                     ----------
16 Investment Advisory and Management Services                                                0
                                                                                     ----------
17 Directors' and Stockholders' Meetings                                                      0
                                                                                     ----------
18 Advertising and Promotion                                                                  0
                                                                                     ----------
19 Appraisal and Investigation                                                                0
                                                                                     ----------
20 Communication                                                                              0
                                                                                     ----------
21 Travel                                                                                     0
                                                                                     ----------
22 Cost of Space Occupied                                                                     0
                                                                                     ----------
23 Depreciation and Amortization                                                              0
                                                                                     ----------
24 Insurance                                                                              3,564
                                                                                     ----------
25 Payroll Taxes                                                                              0
                                                                                     ----------
26 Other Taxes (excluding income taxes)                                                   1,540
                                                                                     ----------
27 Provision for Losses on Receivables (excluding loans receivable)                      90,972
                                                                                     ----------
28 Legal Fees                                                                           207,927
                                                                                     ----------
29 Audit and Examination Fees                                                            12,601
                                                                                     ----------
30 Miscellaneous Expenses (attach schedule)                                              19,051
                                                                                     ----------
31   TOTAL EXPENSES                                                                                            2,194,590
                                                                                                             -----------

32 NET INVESTMENT INCOME (LOSS) BEFORE INCOME TAXES                                                            2,426,381
                                                                                                             -----------

33 NET REALIZED GAIN (LOSS) ON INVESTMENTS BEFORE INCOME TAXES (1)                                             2,341,111
                                                                                                             -----------

34 NET INCOME (LOSS) BEFORE INCOME TAXES AND NONRECURRING ITEMS                                                4,767,492
                                                                                                             -----------
35 Income Tax Expense (Benefit)                                                                                        0
                                                                                                             -----------
36 NET INCOME (LOSS) BEFORE NONRECURRING ITEMS                                                                $4,767,492
                                                                                                             -----------
37 Extraordinary Item                                                                                                  0
                      --------------------                                                                   -----------
38 Cumulative Effect of Change in Accounting Principle                                                                 0
                                                                                                             -----------
39 NET INCOME (LOSS)                                                                                          $4,767,492
                                                                                                             -----------

(1)Include CHARGE-OFFS (full or partial) of loans and investments which represent realized losses. DO NOT INCLUDE valuation adjustments classified as unrealized appreciation or depreciation. Provide supporting detail for all realized gains and losses on page 14C of this form.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 4C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 1 of 2)

Name of Licensee Allied Capital Financial Corporation   License No.  03/03-5163

(Amounts rounded to nearest dollar)

OPERATING ACTIVITIES:
---------------------
  CASH INFLOWS:

  1 Interest Received from Portfolio Concerns                                         3,422,104
                                                                                     ----------
  2 Dividends Received from Portfolio Concerns                                                0
                                                                                     ----------
  3 Other Returns on Capital Received from Portfolio Concerns                                 0
                                                                                     ----------
  4 Management Services and Other Fees Received                                               0
                                                                                     ----------
  5 Interest on Invested Idle Funds                                                     588,154
                                                                                     ----------
  6 Cash Received from Assets Acquired in Liquidation                                         0
                                                                                     ----------
  7 Other Operating Cash Receipts                                                       232,949
                                                                                     ----------
  CASH OUTFLOWS:

  8 Interest Paid                                                                     1,769,581
                                                                                     ----------
  9 Commitment Fees and Other Financial Costs                                                 0
                                                                                     ----------
 10 Investment Advisory and Management Fees                                                   0
                                                                                     ----------
 11 Officers, Directors and Employees Compensation and Benefits                               0
                                                                                     ----------
 12 Operating Expenditures (excluding compensation and benefits)                        311,993
                                                                                     ----------
 13 Income Taxes Paid                                                                         0
                                                                                     ----------
 14 Other Operating Cash Disbursements                                                        0
                                                                                     ----------
 15 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                               2,161,633
                                                                                                    -----------

INVESTING ACTIVITIES:
---------------------
  Cash Inflows:

 16 Loan Principal Payments Received from Portfolio Concerns                          5,661,536
                                                                                     ----------
 17 Returns of Capital Received from Portfolio Concerns                                  43,890
                                                                                     ----------
 18 Net Proceeds from Disposition of Portfolio Securities                             4,536,162
                                                                                     ----------
 19 Liquidation of Idle Funds Investments                                                     0
                                                                                     ----------
 20 Other (Specify)                                                                           0
                    -------------------------                                        ----------
  Cash Outflows:

 21 Purchase of Portfolio Securities                                                    558,877
                                                                                     ----------
 22 Loans to Portfolio Concerns                                                               0
                                                                                     ----------
 23 Idle Funds Investments                                                                    0
                                                                                     ----------
 24 Other (Specify)                                                                           0
                    --------------------------                                       ----------
 25 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                               9,682,711
                                                                                                    -----------

FINANCING ACTIVITIES:
---------------------
  Cash Inflows:

 26 Proceeds from Issuance of SBA-Guaranteed Debentures                                       0
                                                                                     ----------
 27 Proceeds from Sale of 41 Preferred Stock                                                  0
                                                                                     ----------
 28 Proceeds from Non-SBA Borrowing                                                           0
                                                                                     ----------
 29 Proceeds from Sale of Stock                                                               0
                                                                                     ----------
 30 Other (Specify)                                                                           0
                    --------------------------                                       ----------
  Cash Outflows:

 31 Principal Payments on SBA-Guaranteed Debentures                                           0
                                                                                     ----------
 32 Principal Payments on Non-SBA Borrowing                                                   0
                                                                                     ----------
 33 Redemption of 4% Preferred Stock                                                          0
                                                                                     ----------
 34 Redemption of 3% Preferred Stock                                                          0
                                                                                     ----------
 35 Redemption of Stock (excluding 3% and 4% Preferred)                                       0
                                                                                     ----------
 36 Dividends Paid                                                                    3,617,165
                                                                                     ----------
 37 Other (Specify)                                                                           0
                    --------------------------                                       ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 5C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 2 of 2)

Name of Licensee Allied Capital Financial Corporation  License No.   03/03-5163

(Amounts rounded to nearest dollar)

 38 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                              -3,617,165
                                                                                                    -----------

 39 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  8,227,179
                                                                                                    -----------
 40 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                  9,357,901
                                                                                                    -----------
 41 CASH AND CASH EQUIVALENTS AT END OF PERIOD (line 14, page 2C)                                   $17,585,080
                                                                                                    -----------

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
--------------------------------------------------------
BY (USED IN) OPERATING ACTIVITIES:
----------------------------------

 42 Net Income (Loss) (page 4C, line 39)                                              4,767,492
                                                                                     ----------
   Adjustments to Reconcile Net Income (Loss) to Net
    Cash Provided by (Used in) Operating Activities:

 43 Depreciation and Amortization                                                             0
                                                                                     ----------
 44 Provision for Losses on Accounts Receivable                                          90,972
                                                                                     ----------
 45 Provision for Deferred Income Taxes                                                       0
                                                                                     ----------
 46 (Income) Loss from Investments in Partnerships/Flow-through
    Entities (excluding income received in cash)                                              0
                                                                                     ----------
 47 Realized (Gains) Losses on Investments                                           -2,341,111
                                                                                     ----------
 48 Other (Specify) OID and fee amortized                                              -121,696
                    -------------------------                                        ----------

  Changes in Operating Assets and Liabilities
   Net of Noncash Items:

 49 (Increase) Decrease in Interest and Dividends Receivable                           -301,970
                                                                                     ----------
 50 (Increase) Decrease in Other Current Assets                                         144,269
                                                                                     ----------
 51 Increase (Decrease) in Accounts Payable                                               6,597
                                                                                     ----------
 52 Increase (Decrease) in Accrued Interest Payable                                      18,923
                                                                                     ----------
 53 Increase (Decrease) in Accrued Taxes Payable                                              0
                                                                                     ----------
 54 Increase (Decrease) in Dividends Payable                                                  0
                                                                                     ----------
 55 Increase (Decrease) in Other Current Liabilities                                     27,843
                                                                                     ----------
 56 Other (Specify) Defr Cred                                                          -129,686
                    ------------------------                                         ----------
 57 Other (Specify)                                                                           0
                    ------------------------                                         ----------

 58 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                              $2,161,633
                                                                                     ----------





Supplemental disclosure of non-cash financing and investing activities is required. See FASB Statement No. 95, paragraph 32.




SBA Form 468.1 (1-95) Previous editions obsolete                         Page 6C

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Allied Capital Financial Corporation (the Company), a wholly owned subsidiary of Allied Capital Corporation (Parent), is a closed-end management investment company under the Investment Company Act of 1940. The Company is licensed under the Small Business Investment Act of 1958 as a
Specialized Small Business Investment Company (SSBIC).   The Company seeks to
achieve a high level of current income by providing debt, mezzanine and equity financing for small privately owned growth companies, and through long-term growth on the value of its net assets.

Valuation of Investments. Investments are carried at value, as determined by the board of directors. Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments. In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which may equal or exceed cost.

Equity securities which are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities.

Cash and cash equivalents are carried at cost which approximates fair value.

Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When collection of interest is in doubt, interest is not accrued or a reserve is established. Loan fees and original issue discount are amortized into interest income using the effective interest method.

Realized Gains or Losses and Unrealized Appreciation or Depreciation on Investments. Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments written off during the year, net of recoveries. Unrealized appreciation or depreciation reflects the change in the valuation of the portfolio.

Distributions to the Parent. Distributions to the Parent are recorded on the ex-dividend date.

Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to the Parent; therefore, a federal income tax provision is not required.

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


In addition, no provision for deferred income taxes has been made for the unrealized appreciation on investments, if any, since the Company intends to continue to annually distribute all of its taxable income.

Dividends declared by the Company in December, but paid during January of the following year, are treated as if the dividends were received by the Parent on December 31 of the year declared.

Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date.

NOTE 2.  INVESTMENTS

Loans and debt securities have stated interest rates ranging generally from 8 percent to 16 percent, and are generally payable in installments with final maturities from 5 to 10 years from date of issue.

The following loans and debt securities had accrued interest that was fully reserved, or were not accruing interest at December 31, 1996:


                                                                                          AGGREGATE AMOUNT
                                                                                       OF INTEREST RESERVED
                                                                                               OR NOT
                                    DATE INTEREST                                            ACCRUED AT
                                       ACCRUAL                                              DECEMBER 31,
      PORTFOLIO SECURITY             DISCONTINUED                       NET COST                1996
----------------------------------------------------------------------------------------------------------
 ACCRUED INTEREST FULLY
 RESERVED:

 Benfield Services                                                 $      363,161           $       19,734
 Dye, William                                                             220,316                   45,653
                                                                   --------------           --------------
                       Total                                       $      583,477           $       65,387
                                                                   ==============           ==============

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


                                                                                          AGGREGATE AMOUNT
                                                                                        OF INTEREST RESERVED
                                                                                               OR NOT
                                    DATE INTEREST                                            ACCRUED AT
                                       ACCRUAL                                              DECEMBER 31,
      PORTFOLIO SECURITY             DISCONTINUED                       NET COST                1996

----------------------------------------------------------------------------------------------------------
 INTEREST NOT ACCRUED:

 In the Dough                          4/11/94                     $       47,768           $       26,415
 SerpCo, Inc.                          7/1/90                             161,677                        0
 Benfield Services                     7/27/95                            363,161                   69,225
 Dye, William                          8/1/95                             220,316                   40,477
 ECM Enterprises                       2/8/95                              35,957                    6,939
 Family Investments                    2/8/95                             137,614                   63,883
 In the Dough                          4/11/94                             67,398                   39,186
 Patriotic Pizza                       8/1/95                              76,107                    4,222
 Randhawa Brothers                     2/8/95                             105,933                   36,516
 Randhawa Brothers                     2/8/95                             121,109                   45,814
 Randhawa Brothers                     2/8/95                              95,968                   29,403
                                                                   --------------           --------------
                       Total                                       $    1,433,008           $      362,080
                                                                   ==============           ==============


NOTE 3.  INVESTMENT ADVISORY SERVICES

The Company's investments are managed by Allied Capital Advisers, Inc. ("Advisers"), an independent publicly traded registered investment adviser. Certain officers of the Company are also officers in Advisers. Pursuant to an advisory agreement with the Parent, Advisers manages the day-to-day activities of the Parent and its wholly owned subsidiaries. The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. In exchange, Advisers is reimbursed for its costs incurred in connection with the above through an

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


investment advisory fee paid by the Parent. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments and legal and accounting fees. The Company is required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in which the Company participates are treated as commitment fees or management fees and are received by the Company, pro rata to its participation in such transaction, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.


NOTE 4.  DIVIDENDS

The Company's board of directors declared a common stock dividend of $4,119,930 and a preferred stock dividend of $220,000 for the year ended December 31, 1996, which were paid January 30, 1997. Both dividends combined represented all of the Company's taxable income. Pursuant to SBA regulations, retained earnings available for distribution at December 31, 1996 were sufficient to pay these dividends.

NOTE 5.  DEBT

Line of Credit. The Parent, the Company and Allied Investment Corporation have a joint revolving line of credit agreement with a bank under which they may borrow up to a total of $10,000,000, which bears interest at a rate of one-month LIBOR plus 2.5 percent per annum, payable monthly, and expires on September 30, 1998. As of December 31, 1996 the interest on the line of credit was 8.0 percent per annum. As of December 31, 1996, $10,000,000 was available under the revolving line of credit agreement.

Notes. The Company has $2,166,667 of notes outstanding to an insurance company. These notes bear interest at a rate of 9.15 percent per annum, payable semi-annually. The notes are scheduled to mature over a five-year period commencing in 1998, with annual principal payments of $433,333.

Small Business Administration (SBA) Debentures. Debentures are payable to the SBA and represent amounts borrowed pursuant to the Small Business Investment Act of 1958. The debentures require semi-annual interest payments at various interest rates with the entire principal balance due at maturity. Principal payments required on these debentures at December 31, 1996 were as follows:

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


             YEAR                     AMOUNTS             INTEREST RATES
             ----                     -------             --------------

             1997                $  2,000,000             8.500%
             1998                   2,000,000             8.875% - 9.000%

             1999                       ---               ---

             2000                   9,600,000             8.700% - 8.875%
             2001                   3,350,000             9.080%

          thereafter                2,000,000             6.875%
                                 ------------
                                 $ 18,950,000
                                 ============

Proceeds from the SBA debentures may only be used to finance investments in qualifying small businesses.

NOTE 6.  PREFERRED STOCK

As of December 31, 1996, the Company had outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. The Company has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005.

NOTE 7.  COMMITMENTS AND CONTINGENCIES

The Company had a commitment outstanding to an existing portfolio company totaling $200,000 at December 31, 1996.

The Company is party to certain lawsuits in connection with investments it has made to small businesses. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the financial position of the Company.

NOTE 8.  CONCENTRATIONS OF CREDIT RISK

The Company places its cash in financial institutions and, at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/13/96
                                 (page 1 of 2)


Name of Licensee Allied Capital Financial Corporation    License No. 03/03-5163

(Amounts rounded to nearest dollar)

     PART I.  CAPITAL STOCK AND PAID IN SURPLUS                            CAPITAL              PAID-IN
              ---------------------------------                             STOCK               SURPLUS            TOTAL
               (excluding capital contributed by SBA)                       -----               -------            -----
                                                                      (pg 3C, line 47)     (pg 3C, line 48)
1  BALANCE AT BEGINNING OF PERIOD                                                  0           9,623,681           9,623,681
                                                                        ------------          ----------          ----------
2  ADDITIONS:

   a. Capital stock issued for cash                                                0                   0                   0
                                                                        ------------          ----------          ----------
   b. Capital stock issued for services rendered                                   0                   0                   0
                                                                        ------------          ----------          ----------
   c. Capital stock Issued for contributed non-cash sssets                         0                   0                   0
                                                                        ------------          ----------          ----------
   d. Capitalization of Retained Earnings Available for Distribution               0                   0                   0
                                                                        ------------          ----------          ----------
   e. Gain on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------          ----------          ----------
   f. Other credits (specify)                                                      0                   0                   0
                             -----------------                          ------------          ----------          ----------
3  Total additions (sum of 2a through 2f)                                          0                   0                   0
                                                                        ------------          ----------          ----------
4  Subtotal (line 1 plus line 3)                                                   0           9,623,681           9,623,681
                                                                        ------------          ----------          ----------

5  DEDUCTIONS:

   a. Retirement of capital stock                                                  0                   0                   0
                                                                        ------------          ----------          ----------
   b. Distributions in partial liquidation                                         0                   0                   0
                                                                        ------------          ----------          ----------
   c. Loss on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------          ----------          ----------
   d. Other debits (specify)  Rcls non-cash contrb                                 0             273,681             273,681
                             ----------------------                     ------------          ----------          ----------
6  Total Deductions (sum of 5a through 5d)                                         0             273,681             273,681
                                                                        ------------          ----------          ----------
7  BALANCE AT END OF PERIOD (line 4 minus line 6)--
    totals must agree with lines 47 and 48, page 3C                               $0          $9,350,000          $9,350,000
                                                                        ------------          ----------          ----------
------------------------------------------------------------------------------------------------------------------------------
     PART II.  UNDISTRIBUTED REALIZED EARNINGS                            NON-CASH          UNDISTRIBUTED        UNDISTRIBUTED
               -------------------------------                             GAINS/           NET REALIZED            REALIZED
                                                                           INCOME             EARNINGS              EARNINGS
                                                                           ------             --------              --------
                                                                            (1)                  (2)               (1) + (2)
1  BALANCE AT BEGINNING OF PERIOD                                             57,804           1,921,605           1,979,409
                                                                        ------------          ----------          ----------
2  ADDITIONS:

   a. Net investment income                                                  108,927           2,317,455           2,426,382
                                                                        ------------          ----------          ----------
   b. Realized gain (loss) on investments                                    364,795           1,976,316           2,341,111
                                                                        ------------          ----------          ----------
   c. Gain on appreciation of securities distributed in kind                       0          //////////                   0
                                                                        ------------          ----------          ----------
   d. Other (specify)                                                              0               8,100               8,100
                     --------------------                               ------------          ----------          ----------
3  Total additions (sum of 2a through 2d)                                    473,722           4,301,871           4,775,593
                                                                        ------------          ----------          ----------
4  Subtotal (line 1 plus line 3)                                             531,526           6,223,476           6,755,002
                                                                        ------------          ----------          ----------

5  DEDUCTIONS:

   a. Dividends--Cash                                                   ////////////           4,339,930           4,339,930
                                                                        ------------          ----------          ----------
   b. Dividends--Stock                                                  ////////////                   0                   0
                                                                        ------------          ----------          ----------
   c. Dividends--In-kind (at fair value)                                           0                   0                   0
                                                                        ------------          ----------          ----------
   d. Capitalization of Retained Earnings Available for Distribution    ////////////                   0                   0
                                                                        ------------          ----------          ----------
   e. Other (specify)                                                              0                   0                   0
                     ---------------------                              ------------          ----------          ----------
6  Total deductions (sum of 5a through 5e)                                         0           4,339,930           4,339,930
                                                                        ------------          ----------          ----------
7  Total before collection of non-cash gains/income (line 4 minus
    line 6)                                                                  531,526           1,883,546           2,415,072
                                                                        ------------          ----------          ----------
8  ADJUSTMENT: Collection of non-cash gains/income                           -84,984              84,984          //////////
                                                                        ------------          ----------          ----------
9  BALANCE AT END OF PERIOD (line 7 plus line 8)--
     total must agree with lines 53, 54c, and 55, page 3C                   $446,542          $1,968,530          $2,415,072
                                                                        ------------          ----------          ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 7C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/31/96
                                  (page 2 of 2)

Name of Licensee Allied Capital Financial Corporation     License No. 03/03-5163

(Amounts rounded to nearest dollar)

          PART III. UNREALIZED GAIN (LOSS) ON SECURITIES HELD
                    -----------------------------------------

1  NET UNREALIZED APPRECIATION (DEPRECIATION)                                                                        792,193
     AT BEGINNING OF PERIOD                                                                                       ----------

2  INCREASE (DECREASE) IN UNREALIZED APPRECIATION

   a. Portfolio securities

      (i)   Increases                                                              0
                                                                        ------------
      (ii)  Decreases due to revaluation of securities                             0
                                                                        ------------
      (iii) Decreases due to sale of securities                           -2,274,764
                                                                        ------------
      (iv)  Decreases due to write-off of securities                               0          -2,274,764
                                                                        ------------          ----------
   b. Assets Acquired in liquidation of portfolio securities                                           0
                                                                                              ----------
   c. Operating concerns acquired                                                                      0
                                                                                              ----------
   d. Notes and other securities received                                                              0
                                                                                              ----------
3  TOTAL (sum of 2a through 2d)                                                                                   -2,274,764
                                                                                                                  ----------
4  Subtotal (line 1 plus line 3)                                                                                  -1,482,571
                                                                                                                  ----------


5  (INCREASE) DECREASE IN UNREALIZED DEPRECIATION
   a. Portfolio securities
      (i)   Increases                                                       -112,712
                                                                        ------------
      (ii)  Decreases due to revaluation of securities                       325,000
                                                                        ------------
      (iii) Decreases due to sale of securities/repayment of principal       258,310
                                                                        ------------
      (iv)  Decreases due to write-off of securities                          83,986             554,584
                                                                        ------------          ----------
   b. Assets Acquired in liquidation of portfolio securities                                     293,404
                                                                                              ----------
   c. Operating concerns acquired                                                                      0
                                                                                              ----------
   d. Notes and other securities received                                                              0
                                                                                              ----------
6  TOTAL (sum of 5a through 5d)                                                                                      847,988
                                                                                                                  ----------
7  NET UNREALIZED APPRECIATION (DEPRECIATION) AT
     END OF PERIOD (line 4 plus line 6)                                                                             -634,583
                                                                                                                  ----------

8  LESS: Estimated future tax expense (benefit) on
     net unrealized appreciation (depreciation)                                                                            0
                                                                                                                  ----------

9. UNREALIZED GAIN (LOSS) ON SECURITIES HELD--
     total must agree with line 52, page 3C                                                                        $-634,583
                                                                                                                  ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 8C

                                                    OMB Approval No.  3245-0063
                                                    Expiration Date

               I. RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION
                    II. REGULATORY AND LEVERAGEABLE CAPITAL
                                 AS OF 12/31/96
                       (Amounts rounded to nearest dollar)

Name of Licensee Allied Capital Financial Corporation   License No. 03/03-5163

     PART I.   RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION
               --------------------------------------------------------------
1 Undistributed Net Realized Earnings--Unrestricted  (line 54b, page 3C)                                     1,968,529
                                                                                                         -------------
2 LESS: Unrealized Depreciation (line 10, column 2, page 2C)                                                   634,584
                                                                                                         -------------
3  ADD: Cumulative Undeclared Dividends on 4% Redeemable
     Preferred Stock--Section 301(d) Licensees only {line 45b, page 3C)                                              0
                                                                                                         -------------
4 RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION                                             1,333,945
                                                                                                         -------------
---------------------------------------------------------------------------------------------------------------------------
     PART II.   SCHEDULE OF REGULATORY AND LEVERAGEABLE CAPITAL
                -----------------------------------------------

1 Capital Stock and Paid-in Surplus  (sum of lines 47 and 48, page 3C)                                       9,350,000
                                                                                                         -------------
2    ADD: Unfunded binding commitments from Institutional Investors                                                  0
                                                                                                         -------------
3 LESS:  Regulatory Deductions:

   a. Organizational Expenses Not Approved by SBA (1)                               (           0)
                                                                                    --------------
   b. Capital Stock Issued for Services                                             (           0)
                                                                                    --------------
   c. Capital Stock Issued for Non-cash Assests (unless approved by SBA
         for inclusion in Regulatory Capital or converted to cash)                  (           0)
                                                                                    --------------
   d. Investment in 301(d) Licensee                                                 (           0)
                                                                                    --------------
   e. Treasury Stock at cost                                                        (           0)
                                                                                    --------------
   f. Other  (specify)                                                              (           0)
                        --------------------                                        --------------
4 Total Regulatory Deductions  (Sum of 3a through 3f)                                                    (           0)
                                                                                                         --------------

5 REGULATORY CAPITAL  (sum of lines 1, 2, and 4)                                                             9,350,000
                                                                                                         -------------
6 LESS: Unfunded binding commitments from Institutional Investors                                        (           0)
                                                                                                         --------------
7 LESS:  "Qualified non-private funds" invested by Federal agencies                                      (           0)
                                                                                                         --------------
8 LESS: Non-cash assests included in Regulatory Capital, other than                                      (           0)
    eligible investments in Small Concerns                                                               --------------

9 LESS: Other deductions (specify)                                                                                   0
                                   -------------------------------                                       --------------
10 LEVERAGEABLE CAPITAL (sum of lines 5 through 8)                                                           9,350,000
                                                                                                         --------------
           PART IIa. ADJUSTMENTS TO REGULATORY CAPITAL FOR CAPITAL IMPAIRMENT AND OVERLINE PURPOSES
                     ------------------------------------------------------------------------------

COMPLETE THIS PART IIa ONLY IF (1) LICENSEE HAS COMPLETED THE REPURCHASE OF ITS 3% PREFERRED STOCK FROM SBA, AND/OR (2) PURSUANT TO 13 CFR 107.303(c),
LICENSEE WISHES TO INCREASE ITS OVERLINE LIMITATION BY THE AMOUNT OF ITS NET UNREALIZED GAINS ON MARKETABLE SECURITIES (see note (2) below).

11   REGULATORY CAPITAL (Part II,  LIie 5)                                                                   9,350,000
                                                                                                         -------------
12   ADD: Restricted Contributed Capital Surplus {line 49, page 3C)                                                  0
                                                                                                         -------------
13   ADJUSTED REGULATORY CAPITAL FOR IMPAIRMENT PURPOSES (line 11 plus line 12 if line 12 is                         0
      greater than 0)                                                                                    -------------

14   ADD: Net Unrealized Gains on Marketable Securities (3)                                                          0
                                                                                                         -------------
15   ADJUSTED REGULATORY CAPITAL FOR OVERLINE PURPOSES (line 13 plus line 14 if line 12 or line                     $0
      14 is greater than 0)                                                                              -------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Deduct only those organizational expenses which were not accepted as reasonable by SBA and which have not been amortized. See example in "Instructions for Preparation of SBA Form 468."

(2) Licensee must have positive Retained Earnings Available for Distribution in order to establish an increased overline limit pursuant to 13 CFR 107.303(c).

(3) As defined in 13 CFR 107.303(c). Attach a schedule showing the following for each marketable security: name of Small Business Concern, market in which traded, names of market makers for companies not listed on a stock exchange or NASDAQ, class of security, cost, valuation, and unrealized gain or loss in accordance with the requirements of Section 107.303(c).



SBA Form 468.1 (1-95) Previous editions obsolete                       Page 9C